Background Information and Reverse Stock Split (Details Narrative)	Nov. 01, 2019
Background Information And Reverse Stock Split
Reverse Stock Split	On November 1, 2019, the Company effected a 1:125 reverse stock split of the Company’s common stock. The reverse split will combine each 125 shares of the Company’s issued and outstanding common stock into 1 share of the common stock. No fractional shares will be issued in connection with the reverse split, and any fractional shares resulting from the reverse split will be rounded up to the nearest whole share. The reverse split will be effective at the date and time set forth in the certificate of amendment to the Company’s Articles of Incorporation with the Nevada Secretary of State, which is November 7, 2019 at 5:00PM Pacific Time. The Company has retroactively reflected the effect of the 1:125 reverse split of its common stock in these financial statements.